Exhibit 10.3

GENERATION BIO CO.

RESTRICTED STOCK AGREEMENT

GRANTED UNDER 2017 STOCK INCENTIVE PLAN

This Restricted Stock Agreement (the “Agreement”) is made this [            ] day of [            ], 20[    ], between Generation Bio Co., a Delaware corporation (the “Company”), and [            ] (the “Recipient”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1. Issuance of Shares.

The Company hereby issues to the Recipient in consideration of services rendered and to be rendered by the Recipient to the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2017 Stock Incentive Plan, as amended (the “Plan”), [                ] shares (the “Shares”) of common stock, $0.0001 par value per share, of the Company (the “Common Stock”). Promptly following the execution of this Agreement by the Recipient and, to the extent required, the payment of amounts due under Section [10]/[11(a)] of this Agreement, the Company shall issue to the Recipient one or more certificates in the name of the Recipient for that number of Shares issued to the Recipient. The Recipient agrees that the Shares shall be subject to forfeiture in accordance with Section 3 of this Agreement and the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

2. Certain Definitions.

(a) If the Recipient is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall exist upon (i) a good faith finding by the Board of Directors of the Company (A) of repeated and willful failure of the Recipient after written notice to perform the Recipient’s reasonably assigned duties for the Company, or (B) that the Recipient has engaged in dishonesty, gross negligence or misconduct, which dishonesty, gross negligence or misconduct has had a material adverse effect on the business affairs of the Company; (ii) the conviction of the Recipient of, or the entry of a pleading of guilty or nolo contendere by the Recipient to, any crime involving moral turpitude or any felony; or (iii) a breach by the Recipient of any material provision of any invention and non-disclosure agreement or non-competition and non-solicitation agreement with the Company, which breach is not cured within ten days written notice thereof.

(b) “Change in Control” shall mean the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).”

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Service” shall mean employment by or the provision of services to the Company or a parent or subsidiary thereof as an advisor, officer, consultant or member of the Board of Directors.

(e) “Vesting Commencement Date” shall mean [                        ].

3. Vesting and Forfeiture of Unvested Shares.

(a) All of the Shares shall initially be subject to forfeiture. The Recipient shall acquire a vested interest in [(i) twenty-five percent (25%) of the Shares upon Recipient’s completion of one year of Service measured from the Vesting Commencement Date and (ii) the balance of the Shares in a series of successive equal quarterly installments of six and one-quarter percent (6.25%) of the Shares upon Recipient’s completion of each additional quarter of Service over the three year period measured from the first anniversary of the Vesting Commencement Date.]

(b) [Subject to the terms of the [Offer Letter/Consulting Agreement/Consulting and Scientific Advisory Board Agreement] dated as of                     , 20[    ] between the Recipient and the Company (the “[Offer Letter/Consulting Agreement]”), in]/[In] the event that the Recipient ceases to provide Service for any reason or no reason, with or without Cause, prior to the [fourth (4th) anniversary] of the Vesting Commencement Date, vesting shall cease and all of the Shares that have not vested pursuant to this Agreement shall be forfeited immediately and automatically to the Company without payment to the Recipient.

4. Restrictions on Transfer.

(a) The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares that have not vested, or any interest therein, except that the Recipient may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Recipient and/or Approved Relatives; provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation); provided that, in accordance with the Plan, the securities or other property received by the Recipient in connection with such transaction shall remain subject to this Agreement.

(b) The Recipient shall not transfer any vested Shares, or any interest therein, except in accordance with Section 5 below.

5. Right of First Refusal.

(a) If the Recipient proposes to transfer any vested Shares, then the Recipient shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Recipient proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) For thirty (30) days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Recipient within such 30-day period. Within ten (10) days after the Recipient’s receipt of such notice, the Recipient shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Recipient or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Recipient a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) If the Company does not elect to acquire all of the Offered Shares, the Recipient may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee; provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Recipient on account of such Offered Shares or permit the Recipient to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) The following transactions shall be exempt from the provisions of this Section 5:

(1) a transfer of Shares to or for the benefit of any Approved Relatives, or to a trust established solely for the benefit of the Recipient and/or Approved Relatives;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

(g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) a Change in Control.

(h) The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6. Agreement in Connection with Initial Public Offering.

The Recipient agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock, whether any transaction described in clause (a) or (b) is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days from the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

7. Escrow.

The Recipient shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Recipient shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Recipient, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

8. Restrictive Legends.

All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and forfeiture under a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or such owner’s predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

9. Investment Representations.

The Recipient represents, warrants and covenants as follows:

(a) The Recipient is acquiring the Shares for the Recipient’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b) The Recipient has had such opportunity as the Recipient has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Recipient to evaluate the merits and risks of Recipient’s investment in the Company.

(c) The Recipient has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the receipt of the Shares and to make an informed investment decision with respect to such receipt.

(d) The Recipient can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Recipient understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

[10. Voting Proxy

The Recipient hereby constitutes and appoints as the proxy of the Recipient, and hereby grants a power of attorney to, the Chairman of the Board of the Company, with full power of substitution, with respect to any election of directors and any other matter submitted to a vote of the stockholders of the Company (whether taken at an annual or special meeting of stockholders or by written action), and hereby authorizes each of them to represent and to vote all voting securities held by the Recipient as of the applicable record date in such manner as such person shall determine in his sole discretion. The proxy and power of attorney granted by this Section 10 shall terminate and be of no further force or effect until such time as the Company has issued and sold securities having an aggregate purchase price of $10,000,000 (the “Completed Financing Date. Each of the proxy and power of attorney granted hereby is given in consideration of the issuance of the Shares hereunder and, as such, each is coupled with an interest and shall be irrevocable until the Completed Financing Date.]

[10]/[11]. Withholding Taxes; Section 83(b) Election.

(a) The Recipient acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Recipient any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of the Shares to the Recipient or vesting of the Shares. The Recipient further acknowledges and agrees that, as a condition to the issuance of Shares to the Recipient hereunder, the Company may require the Recipient to satisfy the Company’s tax withholding obligations by making a cash payment to the Company in the amount of the Company’s withholding obligation as determined in good faith by the Company.

(b) The Recipient has reviewed with the Recipient’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Recipient understands that the Recipient (and not the Company) shall be responsible for the Recipient’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Recipient understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are granted by the Company rather than when and as the Shares vest by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant by the Company.

THE RECIPIENT ACKNOWLEDGES THAT IT IS SOLELY THE RECIPIENT’S RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE RECIPIENT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE RECIPIENT’S BEHALF.

[11]/[12]. Miscellaneous.

(a) No Rights to Employment. The Recipient acknowledges and agrees that the vesting of the Shares pursuant to Section 3 hereof is earned only by the Recipient’s continuous Service (not through the act of being hired or purchasing the Shares hereunder). The Recipient further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Recipient and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or her or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section [11]/[12(e)].

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Recipient.

(i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflict of law principles.

(j) Recipient’s Acknowledgments. The Recipient acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Recipient’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of WilmerHale is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Recipient.

[(k) Provisions of the Plan. This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Recipient with this Agreement.]

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed the Restricted Stock Agreement as of the date and year first above written. The Recipient hereby agrees to the terms and conditions thereof. The Participant hereby acknowledges receipt of a copy of the Company’s 2017 Stock Incentive Plan.

COMPANY:

GENERATION BIO CO.

By:
Name:
Title:

Address:	301 Binney Street,
Cambridge, MA 02142

RECIPIENT:

By:
Name:

Address:

SIGNATURE PAGE TO RESTRICTED STOCK AGREEMENT GRANTED UNDER STOCK INCENTIVE PLAN

EXHIBIT A

JOINT ESCROW INSTRUCTIONS

GENERATION BIO CO.

JOINT ESCROW INSTRUCTIONS

[_________], 20[__]

Generation Bio Co.

301 Binney Street,

Cambridge, MA 02142

Attention: Secretary

Dear Secretary:

As Escrow Agent for Generation Bio Co., a Delaware corporation (the “Company”), and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached, and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2. Forfeiture of Shares.

(a) Upon any forfeiture by the Holder of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the number of Shares to be forfeited and the time for a closing hereunder (the “Closing”) at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

(b) At the Closing, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver the same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.

3. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares that have vested pursuant to the Agreement.

4. Duties of Escrow Agent.

(a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

(e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

(f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(h) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

(j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Chief Executive Officer

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.

6. Miscellaneous.

(a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed these Joint Escrow Instructions as of the day and year first above written.

Very truly yours,

COMPANY:

GENERATION BIO CO.

By:
Name:
Title:

HOLDER:

By:
Name:

Address:

ESCROW AGENT:

By:
Name:
	Title:	Secretary

SIGNATURE PAGE TO JOINT ESCROW INSTRUCTIONS

EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I hereby sell, assign and transfer unto Generation Bio Co. (the “Corporation”) _____________ (_________) shares of Common Stock, $0.0001 par value per share, of the Corporation standing in my name on the books of the Corporation represented by Certificate(s) Number __________ herewith, and do hereby irrevocably constitute and appoint Wilmer Cutler Pickering Hale and Dorr LLP attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

RECIPIENT:

[Name]

Name of Spouse (if any):

Instructions to Recipient: Please do not fill in any blanks other than the signature line(s). The purpose of the Stock Assignment Separate from Certificate is to enable the Company to acquire the Shares upon forfeiture by Recipient or exercise of its Right of First Refusal without requiring additional signatures on the part of the Recipient or Recipient’s spouse, if any. The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever.

NOTICE ON 83(B) ELECTIONS

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT. YOU MUST FILE THIS FORM WITHIN 30 DAYS OF THE GRANT DATE.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The 83(b) election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

SECTION 83(B) ELECTION

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the property described below and supplies the following information in accordance with Treas. Reg. § 1.83-2:

1.	The name, address, and taxpayer identification number of the undersigned are:

[Name]

[Address]

[City, State Zip]

Taxpayer Identification Number:

2.	The property with respect to which this election is being made is [______] shares of common stock, $0.0001 par value per share, of Generation Bio Co., a Delaware corporation (the “Company”).

3.

The date on which the property was transferred or the date on which the restrictions on such property were imposed, whichever is later, is [_______], 20[__] and the taxable year for which this election is being made is the calendar year 2017.

4.	The property is subject to vesting provisions and may be forfeited under the terms of a stock restriction agreement executed between the undersigned and the Company.

5.

The fair market value of the property at the time of the transfer or the date on which the restrictions on such property were imposed, whichever is later, (determined without regard to any lapse restriction, as defined in Treas. Reg. § 1.83-3(i)) is $[__________], equal to a fair market value of $0.001 per share.

6.	The amount paid for the property by the undersigned is $0.00.

7.	This statement is executed on ____________ _____, 20[ ].

In accordance with Treas. Reg. § 1.83-2(d) & (e)(7), a copy of this statement has been furnished to the Company.

Signature of Taxpayer	Signature of Spouse (if any)

SECTION 83(B) ELECTION

BACKGROUND INFORMATION

Section 83(b) of the Internal Revenue Code permits persons who receive restricted property, such as restricted stock, in connection with the performance of services to include the value of such property in their gross income for the year the property is received. Such persons who purchase stock of the company subject to a stock restriction agreement providing for the vesting of such stock over a period of time are entitled to make this election. Any person who makes a timely Section 83(b) election will recognize compensation income on the date of grant (the date listed in item 3 of the election form) equal to the difference, if any, between the fair market value of the stock and the amount paid for the stock. A person who pays taxes in connection with an election and subsequently forfeits the stock, however, will not receive a refund or other tax benefit for the taxes previously paid.

Any person who does not make the election will be required to include the value of the stock in gross income in the year in which the stock vests. In particular, when the stock vests, the person will recognize compensation income in an amount equal to the difference between the fair market value of the stock on the vesting date and the amount paid for the stock. As a result, if the value of the stock increases, a person who does not make a timely Section 83(b) election will have compensation income at the time each installment of stock vests.

Each person should consult with his or her tax or legal advisor regarding the advisability and timing of filing the election. The original, signed and dated Section 83(b) election must be filed within 30 days of the grant date but may be filed prior to the grant date. The election should be filed by certified mail, return receipt requested, with the Internal Revenue Service at the service center where the electing person ordinarily files his or her annual tax return. A copy of the Section 83(b) election, as filed, must be returned to the company. A copy of the Section 83(b) election must also be included with the person’s federal income tax return for the year of grant (each person should check with his or her tax preparer regarding this and any state, local, foreign or other filing requirements).

Please also note that the certified mailing receipt for the Section 83(b) election should be retained. This receipt is essential if the Internal Revenue Service does not receive the Section 83(b) election and challenges the election.